FRANKLIN TEMPLETON JAPAN FUND

                            SUPPLEMENT TO THE CLASS I
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            SAI dated August 1, 1996

I. As of January 1, 1997 the Fund offers a second class of shares, designated "Advisor Class." This SAI describes the Class I shares of the Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "HOW DO I BUY, SELL AND EXCHANGE SHARES? - LETTER OF INTENT" is amended by replacing the fifth sentence of the first paragraph with the following text:

        Your holdings in the Franklin Templeton Funds, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge.

III. The discussion under "THE FUND'S UNDERWRITER - THE FUND'S RULE 12B-1 PLAN" is amended by replacing the heading and the first paragraph with the following text:

        THE FUND'S RULE 12B-1 PLAN - CLASS I

        The Fund has adopted a distribution plan or "Rule 12b-1 plan" with respect to its Class I shares pursuant to Rule 12b-1 of the 1940 Act. Under the plan, the Fund may reimburse Distributors or others up to a maximum of 0.35% per year of its average daily net assets, payable quarterly, for costs and expenses incurred in connection with any activity which is primarily intended to result in the sale of the Fund's Class I shares. Payments to Distributors or others could be for various types of activities, including (1) payments to broker-dealers who provide certain services of value to the Fund's shareholders (sometimes referred to as a "trail fee"); (2) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (3) payments to employees or agents of Distributors who engage in or support distribution of Class I shares; (4) payments of the costs of preparing, printing and distributing prospectuses and reports to prospective investors and of printing and advertising expenses; (5) payment of dealer commissions and wholesaler compensation in connection with sales of the Fund's Class I shares exceeding $1 million (on which the Fund imposes no initial sales charge) and interest or carrying charges in connection therewith; and (6) such other similar services as the Board determines to be reasonably calculated to result in the sale of Class I shares. Under the plan, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.35% of the Fund's average daily net assets) may be reimbursed in subsequent quarters or years.

January 17, 1997